SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 10, 2003

                                 CASCADE BANCORP
             (Exact name of Registrant as specified in its charter)

             Oregon                       0-23322                93-1034484
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               1100 NW Wall Street
                               Bend, Oregon 97701
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (541) 385-6205
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   The following exhibits are included with this Report:

            Exhibit 99.1 Press Release dated April 10, 2003.

ITEM 9. REGULATION FD DISCLOSURE

            On April 10, 2003, Cascade Bancorp announced by press release its earnings for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On April 10, 2003, Cascade Bancorp announced by press release its earnings for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                              CASCADE BANCORP


                                              By: /s/ Gregory D. Newton
                                                  ------------------------------
                                                  Gregory D. Newton
                                                  Executive Vice President/
                                                  Chief Financial Officer

Date: April 10, 2003